STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (the “Agreement”) is made as of March 31, 2010 (the “Execution Date”), by and among CALEDONIA CAPITAL CORPORATION, a Delaware corporation (the “Purchaser”), and STEELCLOUD, INC., a Virginia corporation (the “Company”)).

RECITALS

WHEREAS, the Company desires to sell to Purchaser and Purchaser desires to acquire from the Company certain shares of Common Stock in the Company.

NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties and covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.           SALE OF SHARES AND PURCHASE PRICE.

a.    Transfer of Shares. At the Closing (as defined in Section 2), the Company shall deliver or cause to be delivered to the Purchaser duly executed original certificate(s) representing 2,000,000 fully paid and non -assessable shares (the “Shares”) of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”), free and clear of any and all liens, encumbrances, charges or claims.

b.    Purchase Price and Payment. In consideration of the sale by the Company to Purchaser of the Shares and in reliance upon the representations, warranties and covenants of the Company herein contained and subject to the satisfaction of all of the conditions contained herein, Purchaser agrees to pay the Company Two Hundred Thousand and No/100 Dollars ($200,000) (the “Purchase Price”) for the Shares at the Closing by good check or by wire transfer of immediately available funds.

2.           Closing.

a.    Location, Date and Time. The closing of the purchase and sale of the Shares and the other transactions contemplated by this Agreement (the “Closing”) will take place at the offices of the Company, 20110 Ashbrook Place, Ashbrook, VA 20147, on or before March 31, 2010, or such other date and location as the parties may mutually agree (the “Closing Date”).

b.    Items Delivered by the Company. At the Closing, and as a condition to the Purchaser’s obligations hereunder, and subject to the terms and conditions hereof, the Company shall deliver the following to Purchaser:

i.	certificates representing the Shares;

ii.    a  certificate  of  the  Secretary of the  Company  which  shall  certify the names of the officers of the Company authorized to sign this Agreement and the other documents, instruments or certificates to be delivered pursuant to this Agreement by the Company or any its officers, together with the true signatures of such officers;

iii.    resolution(s) duly adopted by the Company’s Board of Directors and/or shareholders evidencing the appointment of Edward M. Murchie as a member of the Company’s Board of Directors;

iv.	the Warrant; and

v.    such other supporting documents and certificates as Purchaser may reasonably request and as may be required pursuant to this Agreement.

c.    Items Delivered by the Purchaser. At the Closing, and as a condition to the Shareholders’ obligations hereunder, and subject to the terms and condition hereof, the Purchaser shall deliver the Purchase Price.

d.    Closing Conditions of Purchaser. The obligations of Purchaser to consummate the Closing shall be subject to compliance by the Company with the agreements herein contained and to the fulfillment to the satisfaction of, or waiver by, Purchaser, as applicable, on or before and at the Closing Date of the following conditions:

i. the representations and warranties of the Company and the Shareholders contained in this Agreement shall be true and correct; and

ii. the Board of Directors of the Company shall have taken all action necessary for the purpose of authorizing the Company to consummate all of the transactions contemplated hereby.

3.    Representations and Warranties of the Company: The Company makes the following representations and warranties to Purchaser:

a.    The Company is duly organized, validly existing and in good standing under the laws of the Commonwealth of Virginia and is in good standing and authorized to do business in each state in which any of its respective activities are conducted. The Company has all required corporate power and authority to carry on its business as presently conducted, to enter into and perform this Agreement and the agreements contemplated hereby to which it is a party and to carry out the transactions contemplated hereby and thereby. The copies of the Articles of Incorporation, certified by the Secretary of State Corporation Commission of the Commonwealth of Virginia, and the Bylaws, certified by the Secretary of the Company, have been furnished to Purchaser by the Company, are correct and complete as of the date hereof, and the Company is not in violation of any term of its Articles of Incorporation or Bylaws.

b.    The Board of Directors of the Company (i) has authorized the signatory below, with full power and authority to act on behalf of the Company, to execute and enter into this Agreement, and (ii) has taken all action necessary to authorize the transactions effected hereby.

c.           Upon  issuance  to  Purchaser,  the  Shares  will  be  fully  paid  and  non-assessable.

4.    Representations and Warranties of Purchaser. Purchaser represents and warrants to Shareholder as follows:

a.    Purchaser has the power to perform all of its duties and obligations under this Agreement and the transaction documents.

b.    The execution and delivery of this Agreement and each transaction document, and the performance of the transactions contemplated hereby and thereby, have been duly authorized and approved by Purchaser. Purchaser has full power to enter into and perform this Agreement and each transaction document and the transactions contemplated hereby and thereby. This Agreement and each transaction document constitutes a valid and binding agreement of Purchaser in accordance with its terms.

5.    Covenants and Further Agreements.

a.    Issuance of Warrants. As a further condition of Purchaser’s agreement to Purchase the Shares from the Company, the Company hereby agrees to grant to Purchaser the right to purchase from time to time up to 2,000,000 shares of Common Stock at a purchase price of $0.15 for each share of Common Stock so purchased, in accordance with the terms of a certain Common Stock warrant in the form set forth as Exhibit I attached hereto and made a part hereof (the “Warrant”).

b.    Registration Rights. The Company does hereby grant the Purchaser “piggy back” and “demand” registration rights in accordance with the terms and conditions set forth in Exhibit II attached hereto and made a part hereof with respect to (i) all Shares issued to Purchaser pursuant to the terms of this Agreement, (ii) all shares of Common Stock that may hereafter be acquired by Lender upon exercise of all or any part of (a) that certain Common Stock Purchase Warrant dated July 1, 2009 granting to Lender the right to purchase from time to time up to 625,000 shares of Common Stock at a purchase price of $0.15 for each share of Common Stock so purchased, (b) that certain Common Stock Purchase Warrant dated November 4, 2009 granting to Lender the right to purchase from time to time up to 150,000 shares of Common Stock at an original purchase price of $0.25 for each share of Common Stock so purchased (which purchase price has been reduced to $0.15 for each share of Common Stock so purchased pursuant to that certain Loan Modification and Extension Agreement of even date herewith between Purchaser and Seller), and (c) that certain Common Stock Purchase Warrant dated November 23, 2009 granting to Lender the right to purchase from time to time up to 225,000 shares of Common Stock at an original purchase price of $0.25 for each share of Common Stock so purchased (which purchase price has been reduced to $0.15 for each share of Common Stock so purchased pursuant to that certain Loan Modification and Extension Agreement of even date herewith between Purchaser and Seller), (iii) all shares of Common Stock that may hereafter be acquired by Purchaser upon exercise of all or any part of the Warrant issued to Purchaser pursuant to Section 5a hereof, and (iv) all shares of Common Stock that may hereafter be acquired by Purchaser upon conversion of (a) that certain Secured Promissory Note dated July 1, 2009 in the original principal amount of Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00), and/or (b) that certain Revolving Line of Credit Promissory Note dated November 3, 2009 in the original principal amount of One Hundred Fifty Thousand and 00/100 Dollars ($150,000.00).

6.    Further Assurances. Upon the request of either party from time to time, the Shareholder and the Purchaser shall execute and deliver all documents or instruments, make all truthful oaths, testify in any proceedings and do all other acts that may be reasonably necessary or desirable, in the opinion of the requesting party, to perfect the title of the Purchaser to the Shares, and take any and all further action which any party may request from time to time to carry out the transactions and agreements contemplated by this Agreement.

10.         Miscellaneous Provisions.

a.    Governing Law. This Agreement shall be deemed to be a contract made under, and shall be construed in accordance with, the laws of the Commonwealth of Virginia, without giving effect to conflict of laws principles thereof.

b.    Counterparts. This Agreement may be executed in any number of counterparts and each will be considered an original, and together they will constitute one Agreement.

c.    Entire Agreement. This Agreement constitutes the entire agreement among the parties in respect to the transactions contemplated hereby, and supersedes all prior agreements, arrangements and understandings relating to the subject matter hereof. No covenant or condition not expressed in this Agreement will affect or be effective to interpret, change or restrict this Agreement.

d.    Headings. The section headings and subheadings contained in this Agreement are for convenient reference only, and will not in any way affect the interpretation of this Agreement.

e.    Binding Nature. All of the terms, covenants, representations, warranties and conditions of this Agreement will be binding upon, and inure to the benefit of and be enforceable by, the parties hereto and their respective successors, assigns or other legal representatives, but this Agreement and the rights and obligations hereunder may only be assigned with the prior written consent of the parties.

f.    Expenses. Any other separate legal, accounting and other professional expenses incurred individually by any Shareholder and Purchaser in connection with this Agreement and the transactions contemplated hereby shall be borne individually by the party contracting for such services, as the case may be. No party will charge or request reimbursement from the other for any cost of preparing and consummating this Agreement and the transactions contemplated hereby. Each party also agrees to bear its own expenses for commissions, finder’s fees, or similar claims in connection with this transaction and agree to indemnify the other parties against any claims for the same. The Company shall not be liable or responsible for any costs associated with consummating the transaction contemplated hereby.

g.    Survival. If any term or provision of this Agreement, or the application thereof to any person or circumstances, shall be invalid or unenforceable to any extent, the remainder of this Agreement or the application of this Agreement to persons or circumstances other than those against whom or which such term or provision is invalid or unenforceable shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permissible by law.

IN WITNESS WHEREOF, Purchaser, Company and Shareholders have executed this Agreement or caused this Agreement to be executed, all as of the date and year first above written, by the signatures below.

PURCHASER:

Caledonia Capital Corporation

By:	/s/ Edward M. Murchie
Edward M. Murchie, President

COMPANY:

SteelCloud, Inc.

By:	/s/ Brian Hajost
Brian Hajost, President

EXHIBIT I

WARRANT

ATTACHED

EXHIBIT II

Demand and Piggy-Back Registration Rights

Section 1. Interpretation and Definitions. All references to “Sections” in this Exhibit II are to Sections hereof, and all references to the term “Act” are to the Securities Act as defined in the Company’s By-laws. In addition, in this Exhibit II, the following terms shall have the following meanings:

“Advice” has the meaning set forth in Section 2.2(d).

“Business Day” means any day other than (a) a Saturday or Sunday, or (b) a day on which commercial banks are authorized by law to close in New York, New York.

“Capital Securities” means shares of the Company’s capital stock, including all classes and series of common, ordinary, preferred, voting and nonvoting capital stock.

“Commission” has the meaning set forth in Section 2.1(a)(i)(1).

“Demand Registration” has the meaning set forth in Section 2.1(b).

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Expenses” has the meaning set forth in Section 2.5(a).

“Holders” means Caledonia Capital Corporation, a Delaware corporation and its permitted transferees.

“Initial Public Offering” means the closing of the first public offering of Capital Securities for the Company’s account under the securities law of any jurisdiction.

“Listed” or “Listing” means the initial listing of the Common Stock.

“Person” means any individual, firm, corporation, partnership, company, trust, incorporated or unincorporated association, joint venture, or other entity of any kind and shall include any successor (by merger or otherwise) of such entity.

“Piggyback Registration” has the meaning set forth in Section 2.1(a)(i).

“Prospectus” means any prospectus contained in a Registration Statement.

“Registrable Securities” means the Common Shares and all securities issued in respect thereof upon any conversion, stock split, stock dividend, recapitalization or other similar event, but with respect to any such Registrable Security, only until such time as such Registrable Security: (a) has been effectively registered under the Act; or (b) has been sold to the public pursuant to Rule 144 (or any similar provision then in force) under the Securities Act; or (c) has become eligible for sale in accordance with Rule 144(k) (or any similar provision then in force) under the Act.

“Registration” means any Piggyback Registration or Demand Registration.

“Registration Statement” means a registration statement relating to a Registration on any appropriate form under the Act.

Section 2.1     Registration Rights.

(a)	Piggyback Rights.

(i)           If the Company proposes to: register any Capital Securities with the United States Securities and Exchange Commission (the “Commission”) under the Act (a “Registration”), the Company will give written notice to all Holders, at least thirty (30) days prior to the anticipated filing date of its intention to effect such Registration, which notice will specify the proposed offering price, the kind and number of securities proposed to be issued in connection with such registration, the distribution arrangements and such other information that at the time would be appropriate to include in such notice, and will, subject to Section 2.1(a)(vi) below, include in such registration all Registrable Securities with respect to which the Company has received from the Holders written requests for inclusion therein (the “Piggyback Registration”) within twenty (20) days after delivery of the Company's notice.

(ii)           Except as may otherwise be provided in this Exhibit II, Registrable Securities with respect to which a request for inclusion in a Registration made in accordance with Section 2.1(a)(i) has been received will be included by the Company and offered to the public in a Piggyback Registration pursuant to this Section 2.1 on terms and conditions at least as favorable as those applicable to the Registration of Capital Securities to be sold by the Company and by any other person selling under such Registration.

(iii)          Notwithstanding the foregoing, if at any time after giving written notice of its intention to effect a Registration and before the effectiveness of any Registration Statement filed in connection with such Registration, the Company determines for any reason either not to effect such Registration or to delay such Registration, the Company may, at its election, by delivery of a written notice to each Holder: (A) in the case of a determination not to effect such Registration, relieve itself of its obligation to include the Registrable Securities in connection with such Registration; or (B) in the case of a determination to delay such Registration, delay the inclusion of such Registrable Securities for the same period as the delay in the Registration of such other shares of Capital Securities.

(iv)          If a Holder of Registrable Securities requests inclusion in a Registration pursuant to this Section 2.1(a), such Holder may at any time at least five (5) Business Days before the effective date of the Registration Statement relating to such Registration, revoke such request by delivering written notice of such revocation to the Company (which notice shall be effective only upon receipt by the Company).

(b)	Demand Registration.

(i)            If the Company shall receive at any time a written request from the Holder that the Company file a registration statement under the Securities Act covering the registration of Registrable Securities, then the Company shall, subject to the limitations of Section 2.2, use its best efforts to file as soon as practicable, and in any event within ninety (90) days of the receipt of such request, a registration statement under the Securities Act covering all Registrable Securities which the Holders request in writing to be registered within fifteen (15) days of the mailing of such notice by the Company (a “Demand Registration”). A demand for registration under this Section 2.1(b) will not count as such until it has become effective and unless the Holder is able to register and sell all of the Registrable Securities included by such Holder in such registration statement.

(ii)           If the Holder intends to distribute the Registrable Securities covered by its request by means of an underwriting, it shall so advise the Company as a part of its request made pursuant to this Section 2.1(b) and the Company shall include such information in the written notice referred to in Section 2.1(b)(i). The underwriter will be selected by the Holder and shall be reasonably acceptable to the Company. In such event, the right of any Holder to include such Holder’s Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein.

(iii)          Notwithstanding the foregoing, if the Company shall furnish to the Holder requesting a registration pursuant to this Section 2.1(b) a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board, it would be seriously detrimental to the Company and its stockholders or members for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holder; provided, however, that the Company may not utilize this right more than once in any twelve (12) month period.

Section 2.2     Registration Procedures.

(a)          With respect to any Registration under the Act, the Company will, subject to Section 2.1, as expeditiously as practicable:

(i)            prepare and file with the Commission a Registration Statement on an appropriate form, which form shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof and use reasonable efforts to cause such Registration Statement to become effective;

(ii)           use reasonable efforts to keep such Registration Statement continuously effective and provide all requisite financial statements for the applicable period; upon the occurrence of any event that would cause any such Registration Statement or any Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Registrable Securities during the period required by this Exhibit II, the Company shall prepare and file an appropriate amendment to such Registration Statement and supplement to the Prospectus, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use reasonable efforts to cause such amendment to be declared effective and such Registration Statement and the related Prospectus to become usable for their intended purpose(s) as soon as practicable thereafter;

(iii)          prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for a period of at least ninety (90) days or such shorter period as will terminate when all Registrable Securities covered by such Registration Statement have been sold and there is no continuing prospectus delivery requirement, and cause the Prospectus to be supplemented by any required Prospectus supplement, and to comply with the applicable provisions of Rules 424 and 430A under the Act in a timely manner;

(iv)          advise the managing underwriters, if any, and the selling Holders promptly and, if requested by such persons, to confirm such advice in writing: (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any Registration Statement or any post-effective amendment thereto, when the same has become effective; (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto; (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Act or of the suspension by any state securities commission of the qualification of the Registrable Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes; and (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading.

If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Registrable Securities under state securities or Blue Sky laws, the Company shall use reasonable efforts to obtain, as promptly as practicable, the withdrawal or lifting of such order at the earliest possible time;

(v)           furnish to each selling Holder of Registrable Securities in such Registration and each of the managing underwriters, if any, before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including all documents incorporated by reference), which documents will be subject to the review of such selling Holder and managing underwriters, if any, for a period of at least five (5) Business Days before filing, and the Company will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus (including all such documents incorporated by reference) to which a selling Holder covered by such Registration Statement or the managing underwriters, if any, shall reasonably object within five (5) Business Days after the receipt thereof;

(vi)          make available at reasonable times for inspection by each selling Holder, any managing underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant retained by such selling Holder or any of the managing underwriters, pertinent financial and other records, pertinent corporate documents and properties of the Company and cause the Company's officers, directors and employees to supply information reasonably requested by any such selling Holder, managing underwriter, attorney or accountant in connection with such Registration Statement subsequent to the filing thereof and prior to its effectiveness;

(vii)         if requested by any selling Holder or the managing underwriters, if any, promptly incorporate in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holder and managing underwriters, if any, may reasonably request to have included therein relating to the selling Holder, the “Plan of Distribution” of the Registrable Securities, information with respect to the amount of Registrable Securities being sold to such managing underwriters, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

(viii)        furnish to each selling Holder and each of the managing underwriters, if any, without charge, one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including all documents incorporated by reference therein);

(ix)          deliver to each selling Holder and each of the managing underwriters, if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such persons reasonably may request; the Company hereby consents to the use of the Prospectus and any amendment or supplement thereto by each of the selling Holders and each of the managing underwriters, if any, in connection with the offering and the sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto;

(x)   (A)  enter into customary agreements (including an underwriting agreement in customary form in the case of an underwritten offering); (B) make such representations and warranties to the selling Holders and underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in secondary underwritten offerings; and (C) upon the reasonable request of any selling Holder or the managing underwriter, if any, use reasonable efforts to obtain a “comfort” letter, an opinion or opinions from counsel for the Company in customary form and a certificate of a principal financial or accounting officer of the Company, confirming, as of the date thereof, such representations, warranties and other matters as the selling Holder or managing underwriters, if any, may reasonably request;

(xi)          prior to any public offering of Registrable Securities, cooperate with the selling Holders, the managing underwriters, if any, and their respective counsel in connection with the registration and qualification of the Registrable Securities under the securities or Blue Sky laws of such jurisdictions as the selling Holders or managing underwriters, if any, may request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement;

(xii)         cooperate with the selling Holders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the selling Holders or the managing underwriters, if any, may request at least two (2) Business Days prior to any sale of Registrable Securities made by such managing underwriters;

(xiii)        cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed if requested by the Holders of a majority in aggregate amount of Registrable Securities being offered in the offering or the managing underwriters, if any; and

(xiv)        provide promptly to each selling Holder, upon request, each document filed with the Commission pursuant to the requirements of Section 13 and Section 15 of the Exchange Act during such period as such selling Holder is required to deliver a prospectus.

(b)           The Company may require each selling Holder of Registrable Securities as to which any Registration is being effected to furnish to the Company such information regarding the proposed distribution of such securities as the Company may from time to time reasonably request in writing.

Section 2.3     Registration Expenses.

(a)           To the extent not inconsistent with applicable law, all expenses incident to the Company's performance of or compliance with this Exhibit II will be borne by the Company regardless of whether a Registration Statement becomes effective, of the following, if any, incurred in connection with conducting such Registration): (i) all registration and filing fees and expenses; (ii) all fees and expenses of the Company’s compliance with applicable securities laws; (iii) all expenses of printing, messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Company; (v) all listing and filing fees, if any, in connection with listing the Registrable Securities on a securities exchange or automated quotation system pursuant to the requirements of this Exhibit II; (vi) all fees and disbursements of independent certified public accountants of the Company (including the expenses of any management review or cold comfort letters); (vii) expenses of printing certificates for the Registrable Securities in a form eligible for deposit with Depositary Trust Company; (viii) internal expenses (including all salaries and expenses of the Company’s officers and employees performing legal or accounting duties); (ix) securities acts liability insurance (if the Company elects to obtain such insurance); and (x) the reasonable fees and expenses of any special experts retained by the Company in connection with such registration.

Section 2.4    Rule 144.

The Company agrees that it will endeavor to file in a timely manner all reports required to be filed by it pursuant to the Act and the Exchange Act and will take such further action as any Holder of Registrable Securities may reasonably request in order that such Holder may effect sales of its Common Shares pursuant to Rule 144. At any reasonable time and upon request of any Holder of Registrable Securities, the Company will furnish all such Holders with such information as may be necessary to enable such Holders to effect sales of Common Shares pursuant to Rule 144 under the Act and will deliver to all such Holders a written statement as to whether it has complied with such requirements.